                                                          Exhibit 32.1

                                NORDSTROM, INC.

                               1617 SIXTH AVENUE

                           SEATTLE, WASHINGTON 98101

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nordstrom, Inc (the "Company") on Form 10-Q for the period ended April 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Blake W. Nordstrom, President (Principal Executive Officer), and Michael G. Koppel, Executive Vice President and Chief Financial Officer (Principal Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      - The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                June 6, 2006

                                                /s/ Blake W. Nordstrom
                                                ----------------------
                                                Blake W. Nordstrom
                                                President

                                                /s/ Michael G. Koppel
                                                ----------------------
                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.